UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 2, 2006
ALDERWOODS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-33277	52-1522627
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

311 Elm Street
Suite 1000
Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 768-7400
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On April 2, 2006, Alderwoods Group, Inc., a Delaware corporation (“Alderwoods”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Service Corporation International, a Texas corporation (“SCI”), and Coronado Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of SCI (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Alderwoods will merge with and into Merger Sub (the “Merger”), with Alderwoods continuing as the surviving corporation (“Surviving Corporation”) and a direct wholly owned subsidiary of SCI.
     At the effective time and as a result of the Merger, each share of Alderwoods common stock will be converted into the right to receive $20.00 in cash. The closing price of Alderwoods common stock on March 31, 2006, the latest trading day prior to announcement of the Merger Agreement, was $17.90.
     Alderwoods has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct its businesses in the ordinary course between the execution of the Merger Agreement and the consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period. In addition, Alderwoods made certain additional customary covenants, including, among others, covenants, subject to certain exceptions, (A) to cause a stockholder meeting to be held to consider adopting the Merger Agreement, (B) for its Board of Directors to recommend adoption by its stockholders of the Merger Agreement and the transactions contemplated by the Merger Agreement, (C) not to solicit proposals relating to alternative business combination transactions and (D) not to enter into discussions concerning or provide confidential information in connection with alternative business combination transactions.
     Consummation of the Merger is subject to customary conditions, including, among others, (i) approval of the stockholders of Alderwoods, (ii) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, (iii) absence of any order or injunction prohibiting the consummation of the Merger and (iv) subject to certain exceptions, the accuracy of representations and warranties with respect to Alderwoods’ business and compliance by Alderwoods with its covenants contained in the Merger Agreement.
     The Merger Agreement contains certain termination rights for both Alderwoods and SCI, and further provides that, upon termination of the Merger Agreement under specified circumstances, (i) Alderwoods may be required to pay SCI a termination fee of $25 million and (ii) SCI may be required to pay Alderwoods a termination fee of $25 million.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

Item 8.01   Other Events
     On April 3, 2006, Alderwoods disseminated a Questions and Answers document to its employees discussing the announcement of the signing of the Merger Agreement. A copy of the Questions and Answers document is attached hereto as Exhibit 99.2 and incorporated herein by reference.
* * *
Forward-Looking Statements
     This document contains forward-looking statements, which involve a number of risks and uncertainties. Alderwoods cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Alderwoods stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; and disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers. Additional factors that may affect future results are contained in Alderwoods’ and SCI’s filings with the SEC, which are available at the SEC’s web site http://www.sec.gov. Alderwoods disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.
Additional Information
     In connection with the proposed transaction, Alderwoods will file a proxy statement with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the proxy statement, as well as other filings containing information about Alderwoods and SCI, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement and other filings made by the Alderwoods with the SEC can also be obtained, free of charge, by directing a request to Alderwoods Group, Inc., 311 Elm Street, Suite 1000, Cincinnati, Ohio 45202, Attention: Corporate Secretary. Filings made by SCI with the SEC can also be obtained, free of charge, by directing a request to Service Corporation International, 1929 Allen Parkway, Houston, Texas 77019, Attention: Corporate Secretary.
Participants in the Solicitation
     The directors and executive officers of Alderwoods and SCI and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Alderwoods’ directors and executive officers is available in its annual proxy statement filed with the SEC on April 5, 2005. Information regarding SCI’s directors and executive officers is available in its annual proxy statement filed with the SEC on April 18, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated April 2, 2006, by and among SCI, Alderwoods and Merger Sub

99.1	Press release issued jointly by Alderwoods and SCI dated April 3, 2006.

99.2	Employees Questions and Answers Document.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDERWOODS GROUP, INC.

/s/ Ellen Neeman

	By:	Ellen Neeman
Senior Vice President, Legal & Compliance

Date: April 3, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated April 2, 2006, by and among SCI, Alderwoods and Merger Sub (the registrant will furnish supplementally a copy of the schedules to the Commission upon request)

99.1	Press release issued jointly by Alderwoods and SCI dated April 3, 2006.

99.2	Employees Questions and Answers Document